Exhibit 10.6

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 4, 2026, is entered into by and between Paycom Payroll, LLC (the “Borrower”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), in respect of the Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Lenders (as defined below) and the Administrative Agent have entered into that certain Credit Agreement dated as of July 29, 2022, among the Borrower, the other Loan Parties from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, including as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower and the Administrative Agent have identified an unintended omission of qualifying language in Section 6.10 of the Existing Credit Agreement resulting in an inconsistency with, and therefore an ambiguity with respect to, other provisions of the Existing Credit Agreement, including Section 5.11 of the Existing Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent agree to a technical amendment to the Existing Credit Agreement to cure the aforementioned omission and ambiguity; and

WHEREAS, pursuant to Section 9.02(e) of the Existing Credit Agreement, the Borrower and the Administrative Agent, acting together, may amend the Existing Credit Agreement in order to cure any ambiguity, omission, mistake, typographical error or other defect in any provision of the Existing Credit Agreement without any further action or consent of any other party to the Existing Credit Agreement;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.1 Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2 Amendments to the Credit Agreement. Subject to satisfaction of the condition set forth in Section 1.4 below, the Existing Credit Agreement is hereby amended as follows:

(a)
Section 6.10 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.10. Use of Proceeds . Use the proceeds of any Loan, whether directly or indirectly, in violation of Section 5.11, or take any action that would result in the violation of Regulations T, U or X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

Section 1.3 Representations and Warranties. The Borrower represents and warrants to the Administrative Agent that, immediately after giving effect to this Amendment:

(a)
The representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (or in all respects in the case of any representation or warranty that is already qualified by materiality) on and as of the date hereof, except to the extent that such representations and warranties are by their terms made as of a specified date, in which case they are true and correct in all material respects (or in all respects in the case of any representation or warranty that is already qualified by materiality) as of such specified date.
(b)
No Default has occurred and is continuing.

(c)
This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement (as amended by this Amendment) each constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)
The execution and delivery by the Borrower of this Amendment and the performance by each Loan Party, as applicable, of this Amendment and the Credit Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate or other organizational actions and, if required, actions by equity holders, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate requirements of any applicable law to any Loan Party or any Subsidiary in any material respect, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (iv) will not result in the creation or imposition of, or other requirement to create, any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents.

Section 1.4 Condition Precedent. This Amendment shall be effective as of the date hereof (with the amendment in Section 1.2 having deemed retroactive effect to July 29, 2022) subject only to receipt by the Administrative Agent of a duly executed copy of this Amendment from each of the Administrative Agent and the Borrower.

Section 1.5 Continuing Effectiveness, Etc.

(a)
Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.
(b)
Except as specifically amended hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower, on behalf of itself and each other Loan Party, (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of each Loan Party arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations, and the obligations of each other Loan Party, under the Credit Agreement, the Security Agreement and each and every other Loan Document to which such Loan Party is a party and (iii) reaffirms (x) all Liens on the Collateral which have been granted by each Loan Party in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents and (y) all filings made with any Governmental Authority in connection with such Liens. This Agreement is not intended to, and shall not constitute, a novation of any Loan Documents or the Obligations or Secured Obligations.
(c)
Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)
This Amendment shall constitute a Loan Document.

Section 1.6 CHOICE OF LAW. THIS AMENDMENT shall be governed by and construed in accordance with the law of the State of New York.

Section 1.7 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Section 9.06(b) of the Credit Agreement apply to this Amendment.

Section 1.8 Successors and Assigns. This Amendment shall be binding upon the Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

Section 1.9 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

PAYCOM PAYROLL, LLC, as the Borrower

By:	/s/ Robert D. Foster
Robert D. Foster
Chief Financial Officer and Treasurer

Signature Page to

Amendment No. 3 to Credit Agreement

Paycom Payroll, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Christine Lathrop
Christine Lathrop
Executive Director

Signature Page to

Amendment No. 3 to Credit Agreement

Paycom Payroll, LLC